UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

UNITED AIRLINES HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2023, Greg Hart, Executive Vice President and Special Advisor of United Airlines, Inc. (“United”) and a named executive officer of United Airlines Holdings, Inc. (the “Company”), the parent company of United, informed United and the Company of his intention to retire in 2024.

In connection with Mr. Hart’s announcement of his intent to retire, the Company, United and Mr. Hart entered into a Retirement and Transition Agreement (the “Agreement”) on December 21, 2023. Under the terms of the Agreement, Mr. Hart agrees to (i) provide continuing services to United and the Company to support the successful transfer of responsibilities and the execution of the United Next growth strategy and (ii) voluntarily retire from the Company on September 30, 2024 or such earlier date as agreed to by the parties. The terms of the Agreement provide that Mr. Hart’s target compensation will be unchanged through the date of his retirement and the 2024 short-term incentive award to be granted to Mr. Hart will remain outstanding and will be eligible for pro-rata vesting (subject to achievement of the underlying performance conditions). Mr. Hart’s other incentive awards will receive retirement treatment in accordance with the terms of the award agreements.

The benefits to be provided to Mr. Hart upon a voluntary retirement and the retirement provisions applicable under his outstanding incentive awards were described in the Company’s 2023 Proxy Statement, filed with the SEC on April 13, 2023, under the heading “Executive Compensation – Potential Payments Upon Termination or Change in Control” and “Executive Compensation—2022 Pension Benefits Table.” Mr. Hart will remain subject to restrictive covenants related to non-solicitation, non-competition and no-hire provisions pursuant to the terms of his time-based restricted stock unit agreements and his prior employment agreement with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC. UNITED AIRLINES, INC.

	By:	/s/ Robert S. Rivkin
	Name:	Robert S. Rivkin
	Title:	Senior Vice President, Chief Legal Officer and General Counsel

Date: December 22, 2023